FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of the 11thday of January 2019 (the “Effective Date”), by and between Sun Pacific Holding Corp., a Nevada corporation (the “Borrower”) and Nicholas Campanella, a resident of Manapalan, New Jersey (the “Lender”).

WHEREAS, the Borrower and the Lender are parties to a certain Convertible Promissory Note and a Line of Credit, assumed by the Borrower upon the acquisition of Sun Pacific Power Corp. (as the same may from time to time be amended, modified, supplemented or restated, the “Financing Agreements” or “Financing Documents”) pursuant to which the Lender made a series of loans to the Borrower in the original principal amount of $332,474.00 and $135,528.00, respectively (the “Loans”).

WHEREAS, the outstanding principal balance plus accrued interest owed by the Borrower to the Lender under the Loan is $648,417.89;

WHEREAS, the Borrower is in default under the Financing Agreements;

WHEREAS, the Borrower has requested that the Lender forbear from exercising its rights and remedies under the Financing Agreement; and

WHEREAS, the Lender is willing to forbear from exercising such rights and remedies, provided that the Borrower comply with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Borrower Acknowledgments. The Borrower acknowledges and agrees that:

(a) Defaults. The Borrower is in Default in various forms per the terms of the Financing Agreements, generally.

(b) Indebtedness. As of the Effective Date, the outstanding principal balance plus accrued interest owed by the Borrower to the Lender under the Loans is $648,417.89.

(c) Right to Accelerate Obligations. As a result of the Existing Defaults, the Lender has the right to accelerate the maturity and demand immediate payment of the Obligations.

(d) Default Interest Rate. As a result of the Existing Defaults, the Lender has the right to impose the default rate of interest under the terms of the Financing Documents.

2. Forbearance.

(a) Consideration for the Forbearance. As consideration for the forbearance of the Loans, the Borrower hereby grants a security interest to any and all equity holdings or interests otherwise in the Borrower’s wholly owned subsidiary, MedRecycler, LLC, a Nevada limited liability company and the holding company of the Borrower’s waste to energy business (the “Collateral”). As evidence of the Collateral, the Borrower shall deliver to Eilers Law Group, P.A, acting as escrow agent (the “Escrow Agent”), such documentation effectuating the transfer of the Collateral, in whole or in part, to the Lender.

(b) Forbearance Period. Subject to the terms and conditions set forth herein, the Lender shall forbear from exercising its rights and remedies against the Borrower under the Financing Documents with respect to the Existing Defaults during the period (the “Forbearance Period”) commencing on the Effective Date and ending on the earlier to occur of (i) December 31, 2019, (ii) failure of the Borrower to comply with any of the terms or undertakings of this Agreement, and (iii) the occurrence after the Effective Date of any Event of Default (other than the Existing Defaults).

(c) No Waiver of Defaults; Preservation of Rights and Remedies. Except as expressly provided herein, this Agreement does not constitute a waiver or release by the Lender of any Obligations or of the Existing Defaults or any other present or future Event of Default. If the Borrower does not comply with the terms of this Agreement, the Lender shall have no further obligations under this Agreement and shall be permitted to exercise at such time any rights and remedies against the Borrower as it deems appropriate.

(d) Scope of Forbearance. During the Forbearance Period, the Lender will not (i) accelerate the maturity of the Obligations or initiate proceedings to collect the Obligations, (ii) initiate or join in filing any involuntary bankruptcy petition with respect to the Borrower under the Bankruptcy Code, or otherwise file or participate in any insolvency, reorganization, moratorium, receivership or other similar proceedings against Borrower under the laws of the United States, or (iii) repossess or dispose of any of the Collateral, through judicial proceedings or otherwise.

(e) Foreclosure on Collateral. If, upon termination of the Forbearance Period, the Borrower becomes in Default under the terms of the Financing Documents or otherwise is subject to bankruptcy proceedings, seizure, or is otherwise deemed “insolvent”, the Lender may, at his own discretion, without action of the Court, the Borrower shall instruct the Escrow Agent to take such action as required to perfect the Borrower’s interest in the Collateral within five (5) days.

3. Conditions Precedent. The effectiveness of this Agreement and the forbearance described herein is subject to execution of the Forbearance Documents by all parties thereto and delivery of such executed Forbearance Documents to each other person that is a party thereto.

4. Representations and Warranties. The Borrower represents and warrants that all representations and warranties contained in the Financing Documents are true and correct as of the Effective Date, other than to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, or (ii) set forth on the disclosure schedules attached hereto (the “Updated Disclosure Schedules”, the numbers of which correspond to the numbers ascribed to such disclosure schedules in the Financing Agreement). The Borrower further represents and warrants to the Lender as follows:

(a) Authorization. The execution, delivery and performance of this Agreement are within its corporate power and have been duly authorized by all necessary corporate action.

(b) Enforceability. This Agreement constitutes a valid and legally binding Agreement enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and to general principles of equity.

(c) No Violation. The execution, delivery and performance of this Agreement do not and will not (i) violate any law, regulation or court order to which the Borrower is subject; (ii) conflict with the Borrower Organic Documents; or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of the Borrower, whether now owned or hereafter acquired, other than

(d) No Litigation. No action, suit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against or affecting the Borrower or any of its property or assets with respect to any of the Financing Documents or any of the transactions contemplated hereby or thereby.

5. Miscellaneous.

(a) Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.6 of the Financing Agreement; provided that notices to the Borrower shall be addressed as follows:

if to the Borrower:

Sun Pacific Holding Corp.

Attn.:
Email:

if to the Lender:

Nicholas Campanella

Attn.:
Email:

(b) Integration; Modification of Agreement. This Agreement, the Forbearance Documents and the Financing Documents embody the entire understanding between the parties hereto and supersedes all prior agreements and understandings (whether written or oral) relating to the subject matter hereof and thereof. The terms of this Agreement may not be waived, modified, altered or amended except by agreement in writing signed by all the parties hereto. This Agreement shall not be construed against the drafter hereof.

(c) Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(d) Full Force and Effect. The Financing Documents shall remain unchanged, in full force and effect and continue to govern and control the relationship between the parties hereto, except to the extent they are inconsistent with, superseded or expressly modified herein. To the extent of any inconsistency, amendment or superseding provision, this Agreement shall govern and control.

(e) Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns; provided that the Borrower may not assign any rights or delegate any obligations arising herein without the prior written consent of the Lender and any prohibited assignment shall be absolutely void. The Lender may assign its rights and interests in this Agreement, the Forbearance Documents, the Financing Documents and all documents executed in connection with or related to this Agreement, the Forbearance Documents or the Financing Documents, at any time without the consent of or notice to the Borrower.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles thereof.

(g) No Waiver. No failure to exercise and no delay in exercising, on the part of the Lender any right, remedy, power or privilege hereunder or under the Forbearance Documents or the Financing Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(h) Consent to Jurisdiction; Venue; Service of Process.

(i) Consent to Jurisdiction. The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the state of New Jersey and of all New Jersey state courts, for the purpose of bringing any litigation, actions or proceedings in any manner relating to or arising out of this Agreement or any of the Forbearance Documents.

(j) Waiver of Venue. The parties hereby each waive any objection they may now or hereafter have to the laying of venue in such court and irrevocably waive, to the fullest extent permitted by applicable law, the defense of forum non conveniens to the maintenance of such action or proceeding in any such court.

(k) Service of Process. The parties each hereby irrevocably consent to the service of process by certified or registered mail sent to the address provided for notices in Section 5(a).

(l) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY FORBEARANCE DOCUMENT OR ANY FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT.

(m) Headings. The section headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

(n) Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Intentionally left blank Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed as of the date first set forth above.

BORROWER

SUN PACIFIC HOLDING CORP

By:	/s/ Vincent Randazzo
Vincent Randazzo
Director

LENDER

NICHOLAS CAMPANELLA

By:	/s/ Nicholas Campanella
Name:	Nicholas Campanella
Title:	Personally